UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 956-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NVR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a)of the Exchange Act. ☐

Item 5.02    Compensatory Arrangements of Certain Officers.
On May 14, 2026 (the "Grant Date"), the Compensation Committee of the Board of Directors of NVR, Inc., approved the grant of non-qualified stock options to purchase NVR, Inc. common stock (the "Options") to the following executive officers of NVR:

Name and Principal Position	Options Granted
Paul C. Saville, Executive Chairman of the Board	5,238
Eugene J. Bredow, President and Chief Executive Officer	5,238
Daniel D. Malzahn, Senior Vice President, Chief Financial Officer and Treasurer	2,670
Matthew B. Kelpy, Vice President, Chief Accounting Officer and Controller	544

Each executive officer's awards consisted of two awards, each covering half of the number of Options listed above. One of the Options is a time-based option which will vest 100% on December 31, 2028, provided the executive officer remains employed by NVR as of the vesting date. The other award is performance-based and will vest on the same terms as the time-based options, subject to an additional requirement that vesting will occur based on NVR's return on capital performance during the three year period from 2026 through 2028.

The exercise price of each of the Options is $5,720.10 per share, which was the closing price of NVR's common stock on the day preceding the Grant Date.

All of the Options were granted under the NVR, Inc. 2018 Equity Incentive Plan, a copy of which was filed as Exhibit 10.1 to NVR, Inc.'s Registration Statement on Form S-8 filed with the SEC on May 3, 2018.

Additional terms of the time-based options granted to our executive officers are set forth in the form of Non-Qualified Stock Option Agreement, filed herewith as Exhibit 10.1. Additional terms of the performance-based options granted to our executive officers are set forth in the form of Non-Qualified Stock Option Agreement, filed herewith as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	The Form of Non-Qualified Stock Option Agreement (Management time-based grants) under the NVR, Inc. 2018 Equity Incentive Plan. Filed herewith.
10.2	The Form of Non-Qualified Stock Option Agreement (Management performance-based grants) under the NVR, Inc. 2018 Equity Incentive Plan. Filed herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: May 15, 2026	By:	/s/ Matthew B. Kelpy
Matthew B. Kelpy
VP, Chief Accounting Officer and Controller